                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2001

                Advanta Business Receivables Corp., as Transferor
                 on behalf of Advanta Business Card Master Trust
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
              Nevada                                   333-32874                         23-2852207
----------------------------------------    ------------------------------      ---------------------------
    (State or Other Jurisdiction of            (Commission File Number)                (IRS Employer
            Incorporation)                                                         Identification Number)
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                       Advanta Business Receivables Corp.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Nevada                                   333-32874                         23-2852207
----------------------------------------    ------------------------------      ---------------------------
    (State or Other Jurisdiction of            (Commission File Number)                (IRS Employer
            Incorporation)                                                         Identification Number)

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
Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                     89509
----------------------------------------                ------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (775) 823-3080
                                                        ------------------------
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          (Former name or former address, if changed since last report)


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                 ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Notes and the Receivables.

         Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-32874), as amended (the "Registration Statement").

         As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer"), which issued under the Registration Statement $289,500,000 in aggregate principal amount of its Series 2001-A Asset Backed Notes (the "Notes") on April 17, 2001 (the "Closing Date").

         This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

         The primary assets of the Issuer are a pool of receivables in a portfolio of Mastercard(R)(1) business revolving credit card accounts.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


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
Exhibit No.                Description
-----------                -----------
1.1 Underwriting Agreement, dated April 3, 2001, among Advanta Business Receivables Corp., Advanta Bank Corp. and Barclays Capital Inc., as Representative of the Underwriters.

4.1 Series 2001-A Indenture Supplement, dated as of April 1, 2001, between the Issuer and Bankers Trust Company, as indenture trustee.
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         (1)      MasterCard(R) is a federally registered trademark of
                  MasterCard International Inc.

                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 17, 2001

                                 ADVANTA BUSINESS CARD MASTER TRUST

                                 By:     Advanta Bank Corp., as attorney-in-fact


                                 By: /s/ Michael Coco
                                    -------------------------------------------
                                 Name:   Michael Coco
                                 Title:  Vice President - Structured Finance

                                 ADVANTA BUSINESS RECEIVABLES CORP.


                                 By: /s/ Michael Coco
                                    -------------------------------------------
                                 Name:   Michael Coco
                                 Title:  Vice President - Finance

                                  EXHIBIT INDEX

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
Exhibit No.       Description
1.1               Underwriting Agreement, dated April 3, 2001, among Advanta
                  Business Receivables Corp., Advanta Bank Corp. and Barclays
                  Capital Inc., as Representative of the Underwriters.

4.1 Series 2001-A Indenture Supplement, dated as of April 1, 2001, between the Issuer and Bankers Trust Company, as indenture trustee.
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